e7d195523061f1c0205959036996ad55c215b892a7aac5c0B9ADEF7896FB48F2EF97163A2DE1401E1875DEDC438B7864AD24CA23553DBBBD975DAF4CAD4A2592689FFB6CEE59FFA55B2702D0E5EE29CDA434CDE87C66DAD0FD8205252696877ADA88AE38FC398BD2CB8C716F0122FEA29EC10133FA025D2CF9019FE6F0700FDF43595715D022B1E7731FF5AD9B394AA0 Transformation ACCELERATED INVESTOR PRESENTATION | May 2023 IT Solutions to Fast-Track Digital Transformation CTG, Inc. (NASDAQ)  Headquarters: Buffalo, NY

This presentation contains certain forward-looking statements concerning the Company’s current expectations as to future growth and should be read in conjunction with the Company’s disclosures in its reports that are filed from time to time with the Securities and Exchange Commission. These statements are based upon a review of industry reports, current business conditions in the areas where the Company provides services, the availability of qualified professional staff, and other factors that involve risk and uncertainty. Actual results may differ materially in response to a change in such factors. Forward-Looking Statements

e7d195523061f1c0205959036996ad55c215b892a7aac5c0B9ADEF7896FB48F2EF97163A2DE1401E1875DEDC438B7864AD24CA23553DBBBD975DAF4CAD4A2592689FFB6CEE59FFA55B2702D0E5EE29CDA434CDE87C66DAD0FD8205252696877ADA88AE38FC398BD2CB8C716F0122FEA29EC10133FA025D2CF9019FE6F0700FDF43595715D022B1E7731FF5AD9B394AA0 CTG is the leading IT solutions and services partner for organizations seeking to accelerate digital transformation to meet the increasing velocity of business change.

e7d195523061f1c0205959036996ad55c215b892a7aac5c0B9ADEF7896FB48F2EF97163A2DE1401E1875DEDC438B7864AD24CA23553DBBBD975DAF4CAD4A2592689FFB6CEE59FFA55B2702D0E5EE29CDA434CDE87C66DAD0FD8205252696877ADA88AE38FC398BD2CB8C716F0122FEA29EC10133FA025D2CF9019FE6F0700FDF43595715D022B1E7731FF5AD9B394AA0 A Compelling Investment Opportunity Attractive profile—Long-term track record of improving profitability, adaptable delivery models including offshore, and growing portfolio of repeatable digital transformation (DT) solutions Near-term market opportunity—Megatrends and market disruption are accelerating the demand for DT solutions Deep and diverse domain expertise—Focused industry concentration with global clients across numerous verticals Blue-chip customer base—Global industry leaders rely on CTG to enable their businesses to effectively compete Experienced senior management team—Proven change agents and new DT solutions leadership

CTG: A History of Transformation and Growth From the industry’s most reliable provider of IT services to a leading provider of digital transformation solutions  1966 Founded A 56-year track record of reliable IT services 2015 ONE CTG Brand sets stage for new high-value solutions and  fresh growth 2020/2021 Transformation Accelerated Innovative DT solutions; Global Delivery Center Network (GDCN) 2022 Eleviant Expands DT solutions and GDCN 2021 GPTW—All Locations Certified in all countries 2022

The Pace Is Faster. The Stakes Are Higher. Through 2025, 75% of enterprises will expedite digital business transformation plans, resulting in the need for consulting, transformation, and support services for the next decade.* *Source: Fortune Business Insights, Digital Transformation Market Research Report, 2022-2029, November 2022 **Source: IDC, Worldwide Digital Transformation Professional Services Forecast, 2022–2026, July 2022 By 2026, 90% of large organizations will have engaged external service providers to migrate applications to the cloud.* Global digital transformation professional services market by 2026 (14% CAGR)** $290 Billion This is not just digital transformation, it’s Transformation Accelerated.

What Is Fueling This Acceleration? Mega Trends (Market Disrupters) Agile and DevSecOps Internet of Things (IoT) Intelligent Automation Data and Analytics Cloud Computing Platforms Automated Testing Rapid Urbanization Climate Change and Resource Scarcity Global Economic Power Shifts Demographic and Social Change Technological Breakthroughs Where CTG Brings Expertise Ongoing market disruptions and technology breakthroughs “Digital business transformation is the process of exploiting digital technologies and supporting capabilities to create a robust new digital business model.” — Gartner, Inc.* *Source: Gartner IT Glossary, “Digital Business Transformation,” 3 February 2023. https://www.gartner.com/en/information-technology/glossary/digital-business-transformation

CTG’s digital transformation offerings increase the momentum of client strategy and projects, enabling them to achieve evolving digital aspirations and desired business and IT outcomes. What We Do Improved Business Performance Enhanced Customer Experience Continuous Innovation Data-Driven Decision Making Accelerating Business Impact Digital Accelerators Built on CTG's Unique Strengths Global Delivery Network Industry Expertise Innovative Tools and Methodologies Breakthrough DT Solutions Industry Leading Digital & Technology Talent Agile and DevSecOps Data and Analytics Cloud IoT Intelligent Automation Automated Testing

CTG

Trusted by Digital Leaders Accelerating Transformation

- BRIDGESTONE
- ING
- LVMH MOËT HENNESSY . LOUIS VUITTON
- MARATHON
- MILLICOM THE DIGITAL LIFESTYLE
- VCU Health
- PROVIDENCE MUTUAL
- ATRIAS
- thyssenkrupp
- BIOGARAN
- AMERICAN LEATHER
- Federale Overheidsdienst FINANCIEN

Supported by Partners Delivering Digital Innovation

- aws
- servicenow
- Microsoft
- MICRO FOCUS
- ATLASSIAN
- dynatrace
- UiPath
- nintex
- Ranorex An Idera, Inc. Company
- Neotys
- SCALED AGILE
- KEYSIGHT TECHNOLOGIES

© 2023 CTG, Inc.

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e7d195523061f1c0205959036996ad55c215b892a7aac5c0B9ADEF7896FB48F2EF97163A2DE1401E1875DEDC438B7864AD24CA23553DBBBD975DAF4CAD4A2592689FFB6CEE59FFA55B2702D0E5EE29CDA434CDE87C66DAD0FD8205252696877ADA88AE38FC398BD2CB8C716F0122FEA29EC10133FA025D2CF9019FE6F0700FDF43595715D022B1E7731FF5AD9B394AA0 CTG Strategy Vision: Be a Catalyst for DT Momentum and Success

of our IT solutions and services are delivered from Global Delivery Centers 7% EBITDA Margin 2023 Vision CTG is a leading provider of DT solutions and services, helping IT and business leaders accelerate their digital momentum and achieve their desired outcomes. Belgium, Canada, Colombia, France, India, Luxembourg, the U.K., and the U.S. A Strong Culture for a Brave Vision We are Great Place to Work-Certified™ in all 8 countries where we operate! 20%

Belgium, Canada, Colombia, France, India, Luxembourg, the UK, and the U.S. A Strong Culture for a Brave Vision We are ranked among the Best Workplaces in Great Places to Work in all countries where we operate! >10% EBITDA 40% of our IT solutions and services are delivered from Global Delivery Centers

Strategic Acquisitions Accelerating CTG’s Transformation Where We Are Investing to Expand Our DT Portfolio Global Delivery Network Industry Expertise Innovative Tools and Methodologies Breakthrough DT Solutions Industry Leading Digital & Technology Talent

Industry Leading Digital and Technology Talent



Jude Ramayya
Senior Vice President, Products and Emerging Technology

Emerging Tech, Software Engineering, Digital Workplace, Chatbots



Pradeep Gwalani
Vice President, Engineering

Software Engineering, Global Delivery Center Management/Ops



Tanya Johnson
Managing Director, Healthcare, Americas

EHR (Full System Lifecycle), Cloud, Automated App Testing



Rick Cruz
Director, Application, Information, and Testing Solutions, Americas

App Dev, User Experience, Automation, MS365/SharePoint



Tony Vinayak
Director, Cloud and Infrastructure, Americas

Cloud Transformation/Migration, DevOps, Automation, AWS, Azure



Olivier Saucin
Vice President, Global Solutions

Digital Transformation, Global Solution Strategy



Pieter Vanhaecke
Global Director, Testing, and Managing Director, StarDust France

Automated App Testing, SAFe, DevSecOps/Agile



Barbara Locklair
Managing Director, Energy, Americas

Digital Twins (Visualization, Remote Enablement), IoT Analytics



Jochen Gyssels
Director, Application and Information Solutions, Europe, and ITSM Manager, Belgium

App Dev, DevSecOps/Agile, Cloud, Automation, MS365

© 2023 CTG, Inc.

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Intelligent Automation MAJOR MULTI-NATIONAL TELECOM OPERATOR Optimizing Digital Information Disclosure   Intelligent Automation MAJOR MULTI-NATIONAL TELECOM OPERATOR Optimizing Digital Information Disclosure   Modernizing and Future-Proofing Legacy Software Agile and DevSecOps Improving Wearables Quality and User Experience Internet of Things Enhancing In-Car Digital Experiences Automated Testing Modernizing Customer Sales and Service Cloud AMERICAN  ENERGY COMPANY Driving Reliable Business Intelligence Data and Analytics AMERICAN  ENERGY COMPANY Driving Reliable Business Intelligence Data and Analytics Breakthrough DT Solutions Collaborating With Our Clients to Accelerate Digital Transformation

Modernizing and Future-Proofing Legacy Software

Agile and DevSecOps

*

CTG delivered the new application in under six months with an "A" technical quality rating.

"CTG helped us rapidly transform our existing unfinished CARS 2.0 code base into a **complete, robust, and modern application**. This will allow IHB to remain successful moving forward."

– Jim Wilson, Comptroller, Indiana Harbor Belt Railroad

CTG leveraged Agile software development to rapidly modernize IHB's core operating application.

PROJECT OUTCOMES

- App Flexibility & Scalability
- Increased Collaboration & Communication
- Continuous Improvement
- Improved User Experience

Continued Client Support: CTG helped IHB further digitally optimize the app, including improving the user experience with a customized customer portal and other enhancements. We provide app support and consulting to ensure continued functionality and optimization.

**The largest switch carrier railroad in the U.S., generating 170,000 carloads of business annually*

CTG

Improving Wearables Quality and User Experience

Internet of Things

clim8*

"Most importantly…was StarDust CTG Group's ability to execute an effective test that produced valuable results, ultimately allowing our development team to **improve the quality of our mobile application**."

– Florian Nicoud
Head of Operations, clim8

StarDust CTG Group performed testing on smart wearables and a new mobile application to detect software bugs and ensure an optimal user experience.

PROJECT OUTCOMES

- Reduced Errors
- Improved Functionality
- Enhanced Connectivity
- Validated UX/ Ergonomics

Continued Client Support: CTG has performed additional testing for clim8 to ensure their app and wearables continue to function at peak performance in demanding IoT environments.

**A leading smart textiles company that designs smart thermal clothing and accessories*

CTG

Optimizing Digital Information Disclosure

Intelligent Automation

MAJOR MULTI-NATIONAL TELECOM OPERATOR

- Automates the fulfillment of **60,000+ LEA requests annually** in support of investigations
- Used by **4,000+ law enforcement officers** in the UK

CTG deployed its Disclosure Management System (DMS) to automate and accelerate the sharing of telecommunications data with law enforcement.

IMPLEMENTATION OUTCOMES

- Direct Connectivity with LEAs
- Reduced Resource Demand
- Accelerated Response Time
- Improved Business Performance & Compliance

Continued Client Support: DMS remains a critical automation tool supporting communication between CTG's telecom client and law enforcement. We continue to support and enhance their DMS app instance.

Across all CTG clients, DMS automates the fulfillment of 500,000+ law enforcement requests annually and is used by 10,000+ law officers globally

CTG

e7d195523061f1c0205959036996ad55c215b892a7aac5c0B9ADEF7896FB48F2EF97163A2DE1401E1875DEDC438B7864AD24CA23553DBBBD975DAF4CAD4A2592689FFB6CEE59FFA55B2702D0E5EE29CDA434CDE87C66DAD0FD8205252696877ADA88AE38FC398BD2CB8C716F0122FEA29EC10133FA025D2CF9019FE6F0700FDF43595715D022B1E7731FF5AD9B394AA0 Driving Reliable Business Intelligence Data and Analytics CTG migrated and consolidated costly, manual reporting to the cloud, driving improved data analysis, automated reporting, and data-driven decision-making. “We finally trust our data.” Reduced Re-inspection Costs Minimized Risk With "Big Picture“ Data Trending Improved Business Intelligence Consolidated Information Management Supports safety, cost, integrity, and data management Enables reliable, consistent data in support of critical functional areas (engineering, operations, plant maintenance) AMERICAN ENERGY COMPANY Continued Client Support: CTG provides ongoing support for application development and management; data integration, analytics and visualization, and reporting; and change management * *A large, private oil and gas exploration and production company in the U.S. PROJECT OUTCOMES

e7d195523061f1c0205959036996ad55c215b892a7aac5c0B9ADEF7896FB48F2EF97163A2DE1401E1875DEDC438B7864AD24CA23553DBBBD975DAF4CAD4A2592689FFB6CEE59FFA55B2702D0E5EE29CDA434CDE87C66DAD0FD8205252696877ADA88AE38FC398BD2CB8C716F0122FEA29EC10133FA025D2CF9019FE6F0700FDF43595715D022B1E7731FF5AD9B394AA0 CTG deployed Microsoft’s cloud-based Customer Relationship Management (CRM) platform to improve data insights in support of a new sales process and extensive product portfolio. Continued Client Support: CTG continues to work with Bridgestone on a next-generation fleet and operations app, FleetBridge, which serves as the communications and billing portal for Bridgestone’s contractors and dealers. “SalesBridge brings us to the next level of professional interaction with our customers. It provides our salesforce with a 360-degree view of customer information, and it will help us gather more market intelligence with a higher level of granularity.” – Carlos Otero, Business Owner *A subsidiary of Tokyo-based Bridgestone Corporation, the world’s largest manufacturer of tires and other rubber products. Cloud Successful rollout included 800 users across 30+ countries. * Enhanced Market Intelligence Increased Sales Efficiencies Flexibility & Scalability Improved Customer Service Modernizing Customer Sales and Service PROJECT OUTCOMES

Enhancing In-Car Digital Experiences

Automated Testing

*

TOYOTA

"CTG is helping us deliver a high-quality in-car experience to Toyota and Lexus customers. The CTG team established a **robust quality control process** and applies **advanced testing methods**, with full ownership."

– Luis Lopes, Vice President,
Connected Technologies,
Toyota Motor Europe

CTG manages the testing and verification of all versions of Toyota and Lexus multimedia and maps software.

PROJECT OUTCOMES

- Accelerated Software Testing
- Enhanced Customer Experience
- Increased Software Quality

Continued Client Support: CTG's testing support for new software updates ensured ongoing high-end experiences for Toyota and Lexus customers.

**The operating subsidiary that oversees all operations of the Toyota Motor Corporation in Europe and Western Asia.*

CTG

e7d195523061f1c0205959036996ad55c215b892a7aac5c0B9ADEF7896FB48F2EF97163A2DE1401E1875DEDC438B7864AD24CA23553DBBBD975DAF4CAD4A2592689FFB6CEE59FFA55B2702D0E5EE29CDA434CDE87C66DAD0FD8205252696877ADA88AE38FC398BD2CB8C716F0122FEA29EC10133FA025D2CF9019FE6F0700FDF43595715D022B1E7731FF5AD9B394AA0 Innovative Tools and Methodologies Supporting Clients’ Need for Greater Speed to Market, Innovation, and Continuous Improvement Supported by Leading Technology Partners Comprehensive Education offerings to accelerate development of digital skills that increase the impact and ROI of digital initiatives Crowdsourcing SaaS Platform providing access to software testers from 60+ countries Quality Assurance Management to identify and capture software bugs in real time Conversational AI and Bot Platforms to automate and improve business processes, including better digital customer experiences Digital Workplace Platform to integrate all employee comms, applications, and HR services Digital Acceleration Framework to streamline the deployment and management of cloud, data, and app solutions that enhance business agility FoundationOne

Global Delivery Center Nearshore/Offshore Onshore 24x7 Delivery Follow-the-Sun Talent Global Resource Pool Quality Project Rigor and Excellence Scalability Adjust to Demand Proximity Local Team, Global Reach Multi-Lingual 7 Languages Colombia Florida Canada France Belgium Luxembourg Alaska UK Global Delivery Center Network Global Network and Adaptable Delivery Models Enable Agile, Cost-Effective, Quality Digital Transformation India

Industry Expertise Strong Client Track Record Across Industries Undergoing Digital Transformation Healthcare and Life Sciences Energy Manufacturing Finance and Insurance Utilities Retail Government Logistics and Transportation

Strategic Acquisition History

CTG

Acquisition	Region	Vertical	DT Services
2022 Eleviant ELEVATE & SCALE	**North America** India	Manufacturing Healthcare Financial Services Logistics & Supply Chain	ChatBot Builder Automation Bots Integrated Intranet Platform
2020 StarDust	**NA/Europe** Canada France	Retail Technology Financial Services	Crowdtesting Quality Assurance
2019 Tech-IT	**Europe** Luxembourg	Government Financial Services	Systems Integration Software Dev. Cloud Services

Future Focus

- Fully integrate the Eleviant acquisition
- Grow operations through organic investments
- Evaluate acquisitions if a highly synergistic opportunity becomes available

© 2023 CTG, Inc.

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Strategic Acquisitions (cont.) Applying Digital  Transformation Expertise Artificial intelligence (AI), machine learning (ML), intelligent automation, cloud, emerging tech (no-code/low-code, blockchain) Opening Doors, Accelerating Execution Through Own IP PeopleOne, vChat, vBot, and other platforms  Software Engineering: A systematic, disciplined approach to design, build, test, operate and enhance digital products and platforms High Quality Execution Through Offshore Delivery Centers in India Scalable Resource Model Access to large talent pools, strong link to local universities, selective hiring Excellent training programs; career development Very low turnover Well-designed, flexible pricing models Aligned, focused execution Eleviant Expands Software Engineering Capabilities

e7d195523061f1c0205959036996ad55c215b892a7aac5c0B9ADEF7896FB48F2EF97163A2DE1401E1875DEDC438B7864AD24CA23553DBBBD975DAF4CAD4A2592689FFB6CEE59FFA55B2702D0E5EE29CDA434CDE87C66DAD0FD8205252696877ADA88AE38FC398BD2CB8C716F0122FEA29EC10133FA025D2CF9019FE6F0700FDF43595715D022B1E7731FF5AD9B394AA0 Financial Highlights

CTG Q1 2023 Highlights $0.08 Non-GAAP Diluted EPS 3.5% Adjusted EBITDA Margin $0.4M Free Cash Flow $78.2M Revenue $2.8M Adjusted EBITDA $21.9M Cash Net of Debt 8 Countries 500 Clients Worldwide 3,000 Professionals

2022 At-a-Glance NASDAQ: CTG Revenue by Segment Revenue by Geography $325.1M Revenue $17.2M Adj. EBITDA $0.56 Non-GAAP EPS 15.7M Shares Outstanding Revenue by Industry

2018–2022: Five Years of Revenue Transformation

2018–2022: Five Years of Consistently Improving Profitability (1) Non-GAAP Operating Margin Adjusted EBITDA Margin Non-GAAP Diluted EPS 34.9% CAGR 2018–2022 19.5% CAGR 2018–2022 23.6% CAGR 2018–2022 2018 2019 2020 2021 2022 (3) (4) (5) (6) (1,2) (3) (4) (5) (6) See footnotes in appendix 5.

e7d195523061f1c0205959036996ad55c215b892a7aac5c0B9ADEF7896FB48F2EF97163A2DE1401E1875DEDC438B7864AD24CA23553DBBBD975DAF4CAD4A2592689FFB6CEE59FFA55B2702D0E5EE29CDA434CDE87C66DAD0FD8205252696877ADA88AE38FC398BD2CB8C716F0122FEA29EC10133FA025D2CF9019FE6F0700FDF43595715D022B1E7731FF5AD9B394AA0 A Compelling Investment Opportunity Attractive profile—Long-term track record of improving profitability, adaptable delivery models including offshore, and growing portfolio of repeatable digital transformation (DT) solutions Near-term market opportunity—Megatrends and market disruption are accelerating the demand for DT solutions Deep and diverse domain expertise—Focused industry concentration with global clients across numerous verticals Blue-chip customer base—Global industry leaders rely on CTG to enable their businesses to effectively compete Experienced senior management team—Proven change agents and new DT solutions leadership

e7d195523061f1c0205959036996ad55c215b892a7aac5c0B9ADEF7896FB48F2EF97163A2DE1401E1875DEDC438B7864AD24CA23553DBBBD975DAF4CAD4A2592689FFB6CEE59FFA55B2702D0E5EE29CDA434CDE87C66DAD0FD8205252696877ADA88AE38FC398BD2CB8C716F0122FEA29EC10133FA025D2CF9019FE6F0700FDF43595715D022B1E7731FF5AD9B394AA0 Appendices

Appendix 1: Executive Leadership Team Highly Accomplished Management Team With the Proven Ability To Execute Amanda LeBlanc Vice President, CMO Amanda LeBlanc Vice President, CMO John Laubacker EVP, CFO, and Treasurer Filip Gydé President, CEO John Laubacker EVP, CFO, and Treasurer Filip Gydé President, CEO Peter Radetich SVP, Secretary, and General Counsel Tom Niehaus EVP, Operations, North America Bob Daelman SVP, Operations, Europe Bob Daelman SVP, Operations, Europe Tom Niehaus EVP, Operations, North America Bob Daelman SVP, Operations, Europe Jude Ramayya SVP, Products and Emerging Technology Olivier Saucin Vice President, Global Solutions Herman Kalra Vice President, CPO Olivier Saucin Vice President, Global Solutions Herman Kalra Vice President, CPO

Valerie Rahmani Director since 2015 Former General Manager, IBM, and CEO, Damballa (Cybersecurity) Board Member: London Stock Exchange, RenaissanceRe, Entrust, Elliott Opportunity II James R. Helvey III Chairman of the Board, Director since 2015 Founding Partner, Cassia Capital Partners Board Member: Coca-Cola Bottling, Verger Capital Management, Piedmont Federal Savings Bank Filip Gydé Director since 2019 President, CEO, and Member of the Board (Effective March 2, 2019) Began CTG career in 1987; named MD, Belgium, 1996, MD, Luxembourg, 1999, and Executive VP, President and GM, Europe, 2018 Raj Rajgopal Director since 2020 Former President of Virtusa Corporation (digital IT services and solutions provider) Various leadership roles at Capgemini David H. Klein Director since 2012 President, Klein Solutions Group (Healthcare Payer/Provider Guidance) Special Advisor: University of Rochester (UR) Medical Center Kathryn A. Stein Director since 2021 Chief Strategy Officer and Global Business Leader, Analytics, Data and Enterprise Services – Genpact Held senior roles at Mercer and Boston Consulting Group, bringing extensive experience in M&A transactions and business integrations Experienced Board with global business, digital technology, and finance leaders Corporate Governance Highlights Independent Board Chair Diverse Board in terms of gender, race, experience, skills, and tenure Majority voting for Directors Modified Board compensation in 2021 to 40% cash/60% stock for base compensation Appendix 2: Board of Directors Committed to Maintaining a Highly Diverse and Qualified Board

(Millions, Except Per-Share Data) 2019(1) 2020(2) 2021(3) 2022(4) Operating Data Revenue $394.2 $366.1 $392.3 $325.1 Non-GAAP Operating Income $9.2 $11.3 $14.0 $13.9 Non-GAAP Net Income $5.6 $6.3 $9.6 $8.5 Non-GAAP Diluted EPS $0.40 $0.44 $0.64 $0.56 Cash Dividend per Share — — — — Financial Position Working Capital $45.0 $52.0 $57.8 $48.0 Total Assets $158.7 $176.3 $188.3 $181.6 Long-Term Debt $5.3 — — — Shareholders’ Equity $66.2 $79.5 $94.4 $106.0 Excludes $0.11 per share of acquisition-related expenses Excludes $0.07 per share of acquisition-related expenses, $0.02 per share related to severance charges, a ($0.03) per share gain on sale of building, a ($0.07) per share gain from life insurance, and ($0.08) per share from a change in tax legislation (3) Excludes $0.05 per share of acquisition-related expenses, $0.01 per share related to rebranding costs, and a ($0.34) per share gain from a reversal of a tax valuation allowance against deferred tax assets in the United States (4) Excludes $0.09 per share of acquisition-related expenses, and $0.03 per share of severance charges Appendix 3: Four-Year Financial Summary

Page 1 of 6 Appendix 4: GAAP to Non-GAAP Reconciliation Quarter Ended March 31, 2023 (Millions) Cash Net of Debt Cash $23.3 Long-term debt (1.4) Cash Net of Debt $21.9 Quarter Ended March 31, 2023 (Millions) Free Cash Flow GAAP Net Income $0.3 Depreciation and amortization 0.9 Capital expenditures (0.8) Free Cash Flow $0.4 Quarter Ended March 31, 2023 Diluted EPS GAAP Results $0.02 Acquisition-related expenses 0.03 ERP system implementation costs 0.02 Severance 0.01 Non-GAAP Diluted EPS 0.08

Page 2 of 6 Quarter Ended Reconciliation of Net Income to Adjusted EBITDA* (Millions) March 31, 2023 March 31, 2023 Net Income $0.3 0.4% Taxes 0.2 0.2% Interest 0.1 0.1% Depreciation and amortization 0.9 1.1% Equity-based compensation expense 0.3 0.4% Other (Acquisition related, severance, and ERP implementation) 1.0 1.3% Adjusted EBITDA* $2.8 3.5% *Adjusted EBITDA is earnings before interest, taxes, depreciation and amortization, adjusted as applicable for equity-based compensation, acquisition-related costs, severance, and ERP implementation expenses Appendix 4 (cont.): GAAP to Non-GAAP Reconciliation

Page 3 of 6 Appendix 4 (cont.): GAAP to Non-GAAP Reconciliation Year Ended December 31, 2020 (Millions, Except EPS) Operating Income Operating Margin Diluted EPS GAAP Results $9.1 2.5% $0.53 Acquisition-related expenses 1.6 0.4% 0.07 Severance charges 0.6 0.2% 0.02 Gain on sale of building - - (0.03) Non-taxable life insurance gains - - (0.07) Change in tax legislation - - (0.08) Non-GAAP Results $11.3 3.1% $0.44 Year Ended December 31, 2018 (Millions, Except EPS) Operating Income Operating Margin Diluted EPS GAAP Results $2.1 0.6% $(0.20) Acquisition-related expenses 2.0 0.5% 0.11 Severance charges 0.7 0.2% 0.04 Non-taxable life insurance gains - - (0.06) Tax valuation allowance for US deferred tax assets - - 0.35 Non-GAAP Results $4.8 1.3% $0.24 Year Ended December 31, 2019 (Millions, Except EPS) Operating Income Operating Margin Diluted EPS GAAP Results $6.9 1.8% $0.29 Acquisition-related expenses 2.3 0.5% 0.11 Non-GAAP Results $9.2 2.3% $0.40 Year Ended December 31, 2021 (Millions, Except EPS) Operating Income Operating Margin Diluted EPS GAAP Results $12.7 3.2% $0.92 Acquisition-related expenses 1.1 0.3% 0.05 Rebranding costs 0.2 0.1% 0.01 Reversal of tax valuation allowance for US deferred tax assets - - (0.34) Non-GAAP Results $14.0 3.6% $0.64

Page 4 of 6 Appendix 4 (cont.): GAAP to Non-GAAP Reconciliation Year Ended December 31, 2022 (Millions, Except EPS) Operating Income Operating Margin Diluted EPS GAAP Results $11.1 3.4% $0.44 Acquisition-related expenses 2.0 0.6% 0.09 Severance charges 0.8 0.3% 0.03 Non-GAAP Results $13.9 4.3% $0.56

Page 5 of 6 Reconciliation of Net Income to Adjusted EBITDA* (Millions) Net Income Taxes Interest Depreciation and amortization Equity-based compensation expense Severance Non-taxable life insurance gains Gain on sale of building Acquisition-related and other expenses Adjusted EBITDA* *Adjusted EBITDA is earnings before interest, taxes, depreciation and amortization, adjusted as applicable for equity-based compensation, severance, rebranding costs, non-taxable life insurance gains, a gain on a sale of a building, and acquisition-related expenses Appendix 4 (cont.): GAAP to Non-GAAP Reconciliation Year Ended December 31, 2018 2018 2019 2019 2020 2020 2021 2021 2022 2022 $(2.8) (0.8)% $4.1 1.0% $7.6 2.1% $13.7 3.5% $6.6 2.0% 5.1 1.4% 2.2 0.6% 3.0 0.8% (2.0) (0.5)% 2.9 0.9% 0.2 0.1% 0.3 0.1% 0.3 0.1% 0.4 0.1% 0.4 0.1% 2.5 0.7% 3.3 0.8% 3.3 0.9% 3.2 0.8% 3.0 0.9% 2.4 0.7% 1.7 0.5% 2.5 0.7% 2.7 0.7% 2.6 0.8% 0.7 0.2% - - 0.6 0.1% - - 0.8 0.3% - - - - (1.0) (0.3)% - - - - - - - - (0.8) (0.2)% - - - - 1.2 0.3% 0.9 0.2% 0.2 0.1% 0.1 - 0.9 0.3% $9.3 2.6% $12.5 3.2% $15.7 4.3% $18.1 4.6% $17.2 5.3%

Page 6 of 6 Appendix 4 (cont.): GAAP to Non-GAAP Reconciliation CAGR – Non-GAAP Operating Margin from 2018 to 2022 CAGR Operating income 54.3% Non-GAAP adjustments (19.4)% Non-GAAP Operating Margin as presented 34.9% CAGR – Adjusted EBITDA Margin from 2018 to 2022 CAGR Net Income NA-Negative Non-GAAP adjustments NA Adjusted EBITDA Margin as presented 19.5% CAGR – Non-GAAP EPS from 2018 to 2022 CAGR Diluted EPS 33.8% Non-GAAP adjustments (10.2)% Non-GAAP EPS as presented 23.6% CAGR–Compound Annual Growth Rate

Appendix 5: Footnotes for Page 31 (1) Non-GAAP Operating Margin excludes $0.7 million in severance-related expenses and $2.0 million of acquisition-related expenses, while non-GAAP diluted EPS excludes $0.04 per share in severance-related charges, $0.11 per share for acquisition-related expenses, a ($0.06) per share gain from non-taxable life insurance, and $0.35 per share for tax related items (2) GAAP diluted EPS was ($0.20) per share and included ($0.35) per share in tax-related items, which was primarily a ($0.29) per share non-cash charge related to reserves for deferred tax assets (3) Non-GAAP Operating Margin excludes acquisition-related expenses of $2.3 million, or non-GAAP diluted EPS of $0.11 per share (4) Non-GAAP Operating Margin excludes acquisition-related expenses and severance totaling $2.2 million, and non-GAAP diluted EPS excludes acquisition-related expenses and severance, offset by gains from non-taxable life insurance and the sale of a building, and includes a $0.08 per share tax benefit associated with a change in legislation. All adjustments totaled ($0.09) per share (5) Non-GAAP Operating Margin excludes acquisition-related expenses and rebranding expenses totaling $1.3 million, and non-GAAP diluted EPS excludes acquisition-related expenses, rebranding expenses, offset by the reversal of a tax valuation allowance in the United States against deferred tax assets totaling ($0.28) per share (6) Non-GAAP Operating Margin excludes acquisition-related expenses of $2.0 million and severance of $0.8 million, while non-GAAP diluted EPS excludes $0.09 per share of acquisition-related expenses, and $0.03 per share of severance

Appendix 6: Additional Case Studies Improving Business Continuity and Application Availability Cloud Automating and Accelerating Software Testing Automated Testing

Improving Business Continuity and Application Availability

Cloud

MILLICOM
THE DIGITAL LIFESTYLE *

$1 million+ in savings

since 2020 as a result of:

- Moving onsite data center to the cloud
- Optimizing AWS subscription
- Providing cost-effective digitally enabled support

CTG migrated 200 physical data center servers and 40 critical applications to Amazon's cloud computing platform (AWS)—improving service delivery and reducing costs.

CLOUD MIGRATION OUTCOMES

- Flexibility & Scalability
- Improved Backup & Recovery
- Decreased Costs
- Enhanced Security & Monitoring

Continued Client Support: CTG provides day-to-day digitally enabled IT support for Millicom's cloud platforms: AWS, Azure, VMWare, Microsoft 365, ServiceNow.

**A leading provider of cable, mobile, and broadband services in Latin America and Africa*

CTG

Automating and Accelerating Software Testing

Automated Testing

MaineHealth*

Introducing testing automation resulted in:

98.5%

Average reduction in testing time for outpatient clinician processes
(from average of 12 hours to 11 minutes)

70%

Decrease in time to create and admit test patient

CTG applied automation to software testing processes to show how it can decrease testing time during increasingly frequent and complex EHR updates.

PILOT PROGRAM OUTCOMES

- Accelerated Test Cycles
- Increased Coverage
- Decreased Cost
- Reduced Resource Demand

Continued Client Support: CTG provided test automation software implementation services—from developing the strategy to creating an automated test scripts library and end-user training. MaineHealth continues to rely on CTG for testing software licensing and application support.

**A not-for-profit health system comprised of high-quality providers and organizations serving Maine and northern New Hampshire*

CTG

Thank You! John M. Laubacker Executive Vice President, Chief Financial Officer, and Treasurer +1 716 887 7368 info@ctg.com • http://investors.ctg.com Published by Computer Task Group, Inc. The information in this presentation is proprietary. In no event shall all or any portion of this presentation be disclosed or disseminated without the express written permission of CTG. The CTG logo is a registered trademark of CTG. © 2023 Computer Task Group, Inc. All Rights Reserved. Investor Presentation | May 2023